UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest events reported)	November 23, 2005
(November 18, 2005)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

1-6986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01     Entry Into a Material Definitive Agreement.

As previously reported in Forms 8-K filed by PNM Resources, Inc. ("PNMR" or the "Company") on November 12, 2004 and March 2, 2005 (the "March 2 Form 8-K"), PNMR had purchased a one-third interest in a partially constructed, 570 megawatt natural gas-fired power plant in southern New Mexico and associated wellsite properties and water rights (the "Luna Energy Facility").  PNMR's one-third interest in the Luna Energy Facility had been held in its wholly-owned subsidiary, PNMR Development and Management Corporation ("PNMR Development").

As previously reported in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, Company management had made the decision to transfer the one-third interest from PNMR Development to PNMR's wholly-owned New Mexico utility subsidiary, Public Service Company of New Mexico ("PNM").

On November 18, 2005, the transfer of the one-third interest in the Luna Energy Facility from PNMR Development to PNM took place.  PNM will continue to develop the Luna Energy Facility and will utilize it as merchant plant.  In connection with the transfer, a Dividend, Assignment and Assumption Agreement ("Dividend Agreement") was entered into by PNM, under which PNM received the assets and became the party to the various agreements relating to the Luna Energy Facility.  The Dividend Agreement is discussed in more detail below.

Parties to the Dividend Agreement

PNM entered into the Dividend Agreement with PNMR Development.

Summary of Dividend Agreement Terms

The Dividend Agreement transferred to PNM a one-third undivided interest in the power plant and certain other assets, including the following assets and properties:

  The real property identified in the Dividend Agreement as the "Power Plant Site" and the "Wellfield Sites",
  Certain permits and contracts, and
  Certain personal property and equipment.

Under the Dividend Agreement, PNM also assumed the obligations under the power plant related agreements, including the Engineering, Procurement and Construction Agreement with Fluor Enterprises, Inc. and the other plant owners, which was reported and described in the March 2 Form 8-K.

General

The Dividend Agreement will be filed as required in future filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on  their  behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC. AND
PUBLIC SERVICE COMPANY OF NEW MEXICO
(Registrants)

Date: November 23, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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